Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Integrated Security Technologies, Inc. (the “Company”) on Form 10-KSB/A for the year ended August 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randy White, the Chief Executive Officer, Chief Financial Officer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: February 23, 2006.

/s/ Randy White

Signature:  Randy White

Title:	Chief Executive Officer, Chief Financial Officer and Director

(Principal Executive Officer, Principal Financial Officer

and Principal Accounting Officer)